                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 4, 2003
                                  -------------


                             MTC TECHNOLOGIES, INC.
               ---------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


  DELAWARE                          000-49890                  02-0593816
 -------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION       (COMMISSION                (IRS EMPLOYER
OF INCORPORATION)                  FILE NUMBER)           IDENTIFICATION NUMBER)

 4032 Linden Avenue, Dayton, Ohio                                45432
--------------------------------------------------------------------------------
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (937) 252-9199

                                       N/A
--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS.

         On February 4, 2003, MTC Technologies, Inc. (the "Company") issued a press release announcing that it signed a new credit agreement with four banks. Among other things, the agreement provides for an initial line of credit of $35 million for a three-year period. There are no borrowings outstanding under the new agreement. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)  Exhibits

               Ex. 99.1    Press Release dated February 4, 2003

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 4, 2003
                                                MTC TECHNOLOGIES, INC.


                                                By:  /s/ David S. Gutridge
                                               ---------------------------------
                                                David S. Gutridge
                                                Chief Financial Officer

EXHIBIT INDEX

      Ex. 99.1      Press Release dated February 4, 2003

                                       4